EXHIBIT 99.1

March 29, 2007

U.S. Securities and Exchange Commission

Office of the Chief Accountant

100 F Street, NE

Washington, DC 20549

Re:    Western Sizzlin Corporation

File No. 0-25366

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K of Western Sizzlin Corporation dated March 29, 2007, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ GRANT THORNTON LLP